UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2026

Freedom Metals Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43388	98-1924156
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 NE 1st Ave, Suite 305

Miami, FL 33137

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (855) 230-7271

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	FDMMU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	FDMM	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	FDMMW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 7, 2026, the registration statement on Form S-1 (File No. 333-295972) relating to the initial public offering (the “Offering”) of Freedom Metals Acquisition Corp., a Cayman Islands exempted company (the “Company”), was declared effective by the U.S. Securities and Exchange Commission (the “Registration Statement”).

On July 9, 2026, the Company consummated the Offering, which consisted of 27,500,000 units (the “Units”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $275,000,000. Each Unit consists of one Class A ordinary share, par value $0.0001 per share (the “Class A Ordinary Shares”), of the Company, and one-third of one redeemable warrant (each, a “Warrant”) of the Company, with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share.

In connection with the Offering, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement for the Offering, originally filed with the U.S. Securities and Exchange Commission on May 15, 2026, as amended:

●	An Underwriting Agreement, dated July 7, 2026, by and between the Company, Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC (“Cohen”) and Clear Street LLC (“CS”), as representatives of the several underwriters (the “Underwriters”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated July 7, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated July 7, 2026, by and among the Company, NLC America SPAC 1 LLC (the “Sponsor”) and each of the officers and directors of the Company, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated July 7, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated July 7, 2026, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated July 7, 2026, by and between the Company and the Sponsor (the “Sponsor Private Placement Units Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated July 7, 2026 (the “Underwriter Private Placement Units Purchase Agreement”), by and between the Company, Cohen and CS, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	Indemnity Agreements, dated July 7, 2026, by and between the Company and each director and executive officer of the Company, a copy of the form of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated July 7, 2026, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

●	An Advisory Services Agreement, dated July 7, 2026, by and between the Company and Next Layer Capital Markets LLC, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

●	An Advisory Services Agreement, dated July 7, 2026, by and between the Company and SV Capital Advisors LLP, a copy of which is attached as Exhibit 10.9 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the Offering, pursuant to the Sponsor Private Placement Units Purchase Agreement and the Underwriter Private Placement Units Purchase Agreement, the Company completed the private sale of an aggregate of 825,000 units (the “Private Placement Units”) to the Sponsor, Cohen and CS, at a price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $8,250,000. Of those Private Placement Units, the Sponsor purchased 550,000 Private Placement Units, and Cohen and CS purchased 261,250 and 13,750 Private Placement Units, respectively. The Private Placement Units (and underlying securities) are identical to the Units sold in the Offering, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 7, 2026, in connection with the Offering, Bronwyn Barnes, Quinton Hennigh, Hugh Callaghan and Michael Porter (collectively with Dean Callas, the “Directors”) were appointed to the board of directors of the Company (the “Board”), with Bronwyn Barnes serving as Chairwoman. Effective July 7, 2026, each of Michael Porter, Bronwyn Barnes, Hugh Callaghan and Quinton Hennigh was appointed to the audit committee of the Board (the “Audit Committee”), with Mr. Porter serving as chair of the Audit Committee. Each of Michael Porter, Bronwyn Barnes and Hugh Callaghan was appointed to the compensation committee of the Board (the “Compensation Committee”), with Mr. Porter serving as chair of the Compensation Committee.

On July 7, 2026, the Company entered into indemnity agreements with each of the Directors and executive officers of the Company, that require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing summary of the indemnity agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of indemnity agreement, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On July 7, 2026, in connection with the Offering, the Company filed its amended and restated memorandum and articles of association (the “A&R Memorandum and Articles of Association”) with the Cayman Islands Registrar of Companies, which was effective on July 7, 2026. The terms of the A&R Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the A&R Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

The information included in Item 1.01 and Item 3.02 of this Current Report on Form 8-K is incorporated herein by reference.

A total of $275,000,000 of the proceeds from the Offering and the sale of the Private Placement Units (which amount includes up to $12,650,000 of the Underwriters’ deferred discount), was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes and for winding up and dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 18 months from the closing of the Offering (or 24 months from the closing of the Offering if the Company has executed a definitive agreement for its initial business combination within 18 months from the closing of the Offering) (the “Completion Window”), as such date may be extended by shareholder approval to amend the A&R Memorandum and Articles of Association to extend the date by which the Company must consummate its initial business combination, or by such earlier liquidation date as the Company’s board of directors may approve, subject to applicable law, and (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the A&R Memorandum and Articles of Association to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it has not consummated an initial business combination within such Completion Window or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On July 7, 2026, the Company issued a press release announcing the pricing of the Offering, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On July 9, 2026, the Company issued a press release announcing the closing of the Offering, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated July 7, 2026, by and between the Company, Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC and Clear Street LLC, as representatives of the several underwriters.
3.1	Amended and Restated Memorandum and Articles of Association of the Company.
4.1	Warrant Agreement, dated July 7, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated July 7, 2026, by and among the Company, NLC America SPAC 1 LLC and each of the officers and directors of the Company.
10.2	Investment Management Trust Agreement, dated July 7, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated July 7, 2026, by and between the Company and certain security holders.
10.4	Sponsor Private Placement Units Purchase Agreement, dated July 7, 2026, by and between the Company and NLC America SPAC 1 LLC.
10.5	Underwriter Private Placement Units Purchase Agreement, dated July 7, 2026, by and between the Company, Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, and Clear Street LLC.
10.6	Form of Indemnity Agreement.
10.7	Administrative Services Agreement, dated July 7, 2026, by and between the Company and NLC America SPAC 1 LLC.
10.8*	Advisory Agreement, dated July 7, 2026, by and between the Company and Next Layer Capital Markets LLC.
10.9*	Advisory Agreement, dated July 7, 2026, by and between the Company and SV Capital Advisors Inc.
99.1	Pricing Press Release, dated July 7, 2026.
99.2	Closing Press Release, dated July 9, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEDOM METALS ACQUISITION CORP.

	By:	/s/ Peter Finan
	Name:	Peter Finan
	Title:	Chief Executive Officer
Dated: July 9, 2026

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